Exhibit 7.4

JOINT FILING AGREEMENT

Pursuant to Rule 13d-1(k) promulgated under the Securities Act of 1934, as amended, each of Daniel L. Goodwin, The Inland Group, Inc., Inland Real Estate Investment Corporation and Inland Investment Stock Holding Company agree hereby that the Schedule 13D to which this Exhibit 7.4 is attached and any amendments thereto relating to the acquisition or disposition of shares of common stock of Inland Real Estate Corporation. is filed jointly on behalf of each of them.

This Agreement may be executed in counterparts, each of which when so executed shall be deemed to be an original, and all of which together shall be deemed to constitute one and the same instrument.

IN WITNESS WHEREOF, the undersigned have executed this Joint Filing Agreement.

Dated: February 6, 2009	DANIEL L. GOODWIN

/s/ Daniel L. Goodwin

Dated: February 6 2009	THE INLAND GROUP, INC.

/s/ Daniel L. Goodwin
	Name:	Daniel L. Goodwin
	Title:	President

Dated: February 6, 2009	INLAND REAL ESTATE INVESTMENT
CORPORATION

/s/ Roberta S. Matlin
	Name:	Roberta S. Matlin
	Title:	Senior Vice President

Dated: February 6, 2009	INLAND INVESTMENT STOCK HOLDING COMPANY

/s/ Brenda G. Gujral
	Name:	Brenda G. Gujral
	Title:	President

Appendix A

Executive Officers and Directors of TIGI

Names and Titles of TIGI Executive Officers and Directors	Principal Occupation or Employment and Business of Principal Employer	Business or Residence Address; Citizenship
Daniel L. Goodwin, Chairman and President	Chairman and President, The Inland Group, In.	2901 Butterfield Road Oak Brook, Illinois 60523 United States Citizen

Robert H. Baum Vice Chairman, Executive Vice President and General Counsel	Vice Chairman, Executive Vice President and General Counsel, The Inland Group, Inc.	2901 Butterfield Road Oak Brook, Illinois 60523 United States Citizen

G. Joseph Cosenza, Vice Chairman	Vice Chairman, The Inland Group, Inc.; President, Inland Real Estate Acquisitions, Inc.	2901 Butterfield Road Oak Brook, Illinois 60523 United States Citizen

Robert D. Parks, Director	Chairman, Inland Real Estate Investment Corporation.	2901 Butterfield Road Oak Brook, Illinois 60523 United States Citizen

A-1

Appendix B

Executive Officers and Directors of IREIC

Names and Titles of IREIC Executive Officers and Directors	Principal Occupation or Employment and Business of Principal Employer	Business or Residence Address; Citizenship
Daniel L. Goodwin, Director	Chairman and President, The Inland Group, Inc.	2901 Butterfield Road Oak Brook, Illinois 60523 United States Citizen

Robert H. Baum, Director	Vice Chairman, Executive Vice President and General Counsel of The Inland Group, Inc.	2901 Butterfield Road Oak Brook, Illinois 60523 United States Citizen

Brenda G. Gujral, Director & Chief Executive Officer	Chief Executive Officer, Inland Real Estate Investment Corporation.	2901 Butterfield Road Oak Brook, Illinois 60523 United States Citizen

Roberta S. Matlin, Director & Senior Vice President	Senior Vice President, Inland Real Estate Investment Corporation.	2901 Butterfield Road Oak Brook, Illinois 60523 United States Citizen

Robert D. Parks, Director	Chairman, Inland Real Estate Investment Corporation.	2901 Butterfield Road Oak Brook, Illinois 60523 United States Citizen

Catherine L. Lynch, Treasurer and Secretary	Treasurer and Secretary, Inland Real Estate Investment Corporation.	2901 Butterfield Road Oak Brook, Illinois 60523 United States Citizen

George A. Pandaleon, Senior Vice President	Senior Vice President, Inland Real Estate Investment Corporation.	2901 Butterfield Road Oak Brook, Illinois 60523 United States Citizen

B-1

Ulana B. Horalewskyj, Senior Vice President	Senior Vice President, Inland Real Estate Investment Corporation.	2901 Butterfield Road Oak Brook, Illinois 60523 United States Citizen

George Adamek, Vice President	Vice President, Inland Real Estate Investment Corporation.	2901 Butterfield Road Oak Brook, Illinois 60523 United States Citizen

Marianne Jones, Vice President	Vice President, Inland Real Estate Investment Corporation.	2901 Butterfield Road Oak Brook, Illinois 60523 United States Citizen

Guadalupe Griffin, Vice President	Vice President, Inland Real Estate Investment Corporation.	2901 Butterfield Road Oak Brook, Illinois 60523 United States Citizen

Dawn M. Williams, Vice President-Marketing	Vice President-Marketing, Inland Real Estate Investment Corporation.	2901 Butterfield Road Oak Brook, Illinois 60523 United States Citizen

Sandra Perion, Senior Vice President-Operations	Senior Vice President-Operations, Inland Real Estate Investment Corporation.	2901 Butterfield Road Oak Brook, Illinois 60523 United States Citizen

B-2

Appendix C

Executive Officers and Directors of IISHC

Names and Titles of IISHC Executive Officers and Directors	Principal Occupation or Employment and Business of Principal Employer	Business or Residence Address; Citizenship
Daniel L. Goodwin, Director	Chairman and President, The Inland Group, Inc.	2901 Butterfield Road Oak Brook, Illinois 60523 United States Citizen

Robert H. Baum, Director	Vice Chairman, Executive Vice President and General Counsel of The Inland Group, Inc.	2901 Butterfield Road Oak Brook, Illinois 60523 United States Citizen

Brenda G. Gujral, Director & President	Chief Executive Officer, Inland Real Estate Investment Corporation.	2901 Butterfield Road Oak Brook, Illinois 60523 United States Citizen

Roberta S. Matlin, Director & Senior Vice President	Senior Vice President, Inland Real Estate Investment Corporation.	2901 Butterfield Road Oak Brook, Illinois 60523 United States Citizen

Robert D. Parks, Chairman	Chairman, Inland Real Estate Investment Corporation.	2901 Butterfield Road Oak Brook, Illinois 60523 United States Citizen

Catherine L. Lynch, Treasurer and Secretary	Treasurer and Secretary, Inland Real Estate Investment Corporation.	2901 Butterfield Road Oak Brook, Illinois 60523 United States Citizen

C-1